IN THE UNITED STATES BANKRUPTCY COURT

                         FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - - - - - -x
                                     :
In re:                               :    Chapter 11
                                     :
POLAROID CORPORATION,                :    Case No. 01-10864 (PJW)
         et al.,                     :
                                     :    Jointly Administered
                           Debtors.  :
                                     :
- - - - - - - - - - - - - - - - - - -x

               NOTICE OF FILING OF MONTHLY OPERATING REPORTS FOR
                PERIOD FROM JUNE 2, 2003 THROUGH JUNE 29, 2003


         PLEASE TAKE NOTICE that on August 1, 2003, the debtors and debtors-in-possession in the above-captioned cases filed with the United States Bankruptcy Court for the District of Delaware the Monthly Operating Reports of Polaroid Corporation, et al., for the period from June 2, 2003 through June 29, 2003, attached hereto as Exhibit A (the "Monthly Operating Reports").

         PLEASE TAKE FURTHER NOTICE that contemporaneously herewith, copies of the Monthly Operating Reports were served on the parties set forth on Exhibit B attached hereto in the manner indicated thereon.

Dated:  Wilmington, Delaware
        August 1, 2003



                                    /s/ Mark L. Desgrosseilliers
                                    -------------------------------------
                                    Gregg M. Galardi (I.D. No. 2991)
                                    Mark L. Desgrosseilliers (I.D. No. 4083)
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                      & FLOM LLP
                                    One Rodney Square
                                    P.O. Box 636
                                    Wilmington, Delaware  19899-0636
                                    (302) 651-3000

                                         - and -

                                    Eric W. Kaup
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                        & FLOM (ILLINOIS)
                                    333 West Wacker Drive
                                    Chicago, Illinois 60606
                                    (312) 407-0700

                                    Attorneys for Debtors and
                                      Debtors-in-Possession

                                  Exhibit A

                     TRANSMITTAL OF FINANCIAL REPORTS AND
                       CERTIFICATION OF COMPLIANCE WITH
                 UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                        FOR PERIOD ENDED June 29, 2003



Debtors Names:                                         Case Number:

Polaroid Corporation                                   01-10864
Inner City, Inc.                                       01-10865
Polaroid Asia Pacific Limited                          01-10866
Polaroid Latin America Corp.                           01-10867
Polaroid Digital Solutions, Inc.                       01-10868
Polaroid Eyewear, Inc.                                 01-10869
Polaroid ID Systems, Inc.                              01-10870
Polaroid Malaysia Limited                              01-10871
PRD Capital, Inc.                                      01-10872
PRD Investment, Inc.                                   01-10874
International Polaroid Corporation                     01-10875
Mag-Media Ltd.                                         01-10876
PMC, Inc.                                              01-10877
Polaroid Asia Pacific International, Inc.              01-10878
Polaroid Dry Imaging, LLC                              01-10879
Polaroid Eyewear FarEast, Inc.                         01-10881
Polaroid Memorial Drive, LLC                           01-10882
Sub Debt Partners Corp.                                01-10883
Polaroid Online Services, Inc.                         01-10884
Polaroid Partners, Inc.                                01-10885
Polint, Inc.                                           01-10886



As President of Primary PDC, Inc. (formerly Polaroid Corporation), I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

     Balance Sheet
     Statement of Cash Receipts and Cash Disbursements
     Statement of Postpetition Taxes

along with the debtor questionnaire and that this information has been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtors' financial activity for the period stated.

2) That the insurance as described in Section 3 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

3) That all post-petition taxes as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) That no professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (See Exhibit A for information on payments of professional fees paid in June 2003.)

5) That no payments were made by or on behalf of any of the Debtors other than Primary PDC, Inc., for the period June 2, 2003 through and including June 29, 2003.

Primary PDC, Inc. (formerly Polaroid Corporation) under my direction and supervision prepared the attached monthly report. Primary PDC, Inc. (formerly Polaroid Corporation) verifies that to the best of its knowledge, the information provided herein is true and correct. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.



Dated:   July 15, 2003                       /s/ K.R. Pond
                                             ------------------------
                                                  Debtor in Possession

                                             Title: President

                                             Phone Number: (781) 386-2000








CH11_Bankruptcy Trustee Certificate_June'03

                             POLAROID CORPORATION
                             DEBTOR QUESTIONNAIRE
                                   June 2003


Must be completed each month                                                      Yes              No

1.   Have any assets been sold or transferred outside the normal course of                         No
     business this reporting period? If yes, provide an explanation below.

2.   Have any funds been disbursed from any account other than a debtor in                         No
     possession account this reporting period? If yes, provide an explanation below.

     Note: All cash disbursements for the month of June 2003 were made in the Polaroid Corporation (renamed Primary PDC, Inc.) entity. No other cash disbursements were made in June 2003 by the other Debtor companies.

3.   Have all postpetition tax returns been timely filed? If no, provide an       Yes (A)
     explanation below.

     (A) As previously reported in the December 2001 report to the Bankruptcy
     Court, Primary PDC, Inc. (formerly Polaroid Corporation), with the approval of the Court, sold its large government identification business assets to Digimarc Corporation ("Digimarc"). In three states where the assets that were sold are located, Primary PDC, Inc. could be subject to a sales tax on the net book value of the assets. Digimarc has stated that they have applied to these three states to be a reseller of ID assets to a wholly owned LLC. If so, the three states would issue a resale certificate to Digimarc and they would send a copy of this certificate to Primary PDC, Inc. who would not have to pay a sales tax on the sale.

     As of the date of this report, Primary PDC, Inc. has not received any resale certificates from Digimarc. However, Digimarc has applied for them. Primary PDC, Inc. has filed the state sales tax returns for the period in question without remitting sales tax to the three states.
     Primary PDC, Inc. expects that this issue will be resolved shortly. If the states in question deny resale status to Digimarc, Primary PDC, Inc.
     would owe the three states approximately $600,000 plus interest. Although
     Primary PDC, Inc. believes such an outcome would be unlikely, Primary
     PDC, Inc. has sufficient cash to cover any adverse conclusion on this matter.

4.   Are workers compensation, general liability and other necessary insurance    Yes
     coverages in effect? If no, provide an explanation below.





CH11_DEBTOR QUESTIONNAIRE_June'03


                              Polaroid Corporation
                  Statement of Cash Receipts and Disbursements
                       Period June 2, 2003 - June 29, 2003
                                  (in U.S. $'s)



                                                                                     Beginning
                                                                                        Book
Account Name                                                    Account #             Balance                     Receipts

Bank of New York                                               6903534891/              $6,930,260.26
                                                               76001691637
Cash Receipts:

Account transfer

Tax/ escrow refunds                                                                                                    $0.00

Interest                                                                                                           $2,909.25

Other recoveries                                                                                                     $336.97

Cash Disbursements:

Professional fee payments (See Exhibit A)

Management and transitional services

Other payments made pursuant to an order of the Court

All other costs
                                                                               ----------------------- ----------------------  --

Balance at June 29, 2003                                                                $6,930,260.26              $3,246.22


JP Morgan Chase Tax Escrow Account                              507-895053              $4,041,735.50

Cash Receipts:

Interest                                                                                                           $2,400.68

Cash Disbursements:

Account transfer

Tax payments
                                                                               ----------------------- ----------------------  --


Balance at June 29, 2003                                                                $4,041,735.50              $2,400.68

Balance at June 29, 2003                                                               $10,971,995.76              $5,646.90


[Table continued]
                              Polaroid Corporation
                  Statement of Cash Receipts and Disbursements
                       Period June 2, 2003 - June 29, 2003
                                  (in U.S. $'s)



                                                                                                                    Ending
                                                                 Transfers                                           Book
Account Name                                                     In/ (Out)             Disbursements               Balance

Bank of New York

Cash Receipts:

Account transfer

Tax/ escrow refunds

Interest

Other recoveries

Cash Disbursements:

Professional fee payments (See Exhibit A)                                                   $1,009,730.50

Management and transitional services                                                           $33,028.76

Other payments made pursuant to an order of the Court                                               $0.00

All other costs                                                                               $136,805.15
                                                               ------------------  -----------------------  ----------------------

Balance at June 29, 2003                                                   $0.00            $1,179,564.41            $5,753,942.07


JP Morgan Chase Tax Escrow Account

Cash Receipts:

Interest

Cash Disbursements:

Account transfer

Tax payments
                                                               ------------------  -----------------------  ----------------------


Balance at June 29, 2003                                                   $0.00                    $0.00            $4,044,136.18

Balance at June 29, 2003                                                   $0.00            $1,179,564.41            $9,798,078.25

[Table continued]
                              Polaroid Corporation
                  Statement of Cash Receipts and Disbursements
                       Period June 2, 2003 - June 29, 2003
                                  (in U.S. $'s)




                                                                    Reconciling              Bank
Account Name                                                           Items               Balance

Bank of New York

Cash Receipts:

Account transfer

Tax/ escrow refunds

Interest

Other recoveries

Cash Disbursements:

Professional fee payments (See Exhibit A)

Management and transitional services

Other payments made pursuant to an order of the Court

All other costs
                                                                 ------------------  ---------------------

Balance at June 29, 2003                                               $696,101.23          $6,450,043.30


JP Morgan Chase Tax Escrow Account

Cash Receipts:

Interest

Cash Disbursements:

Account transfer

Tax payments
                                                                 ------------------  ---------------------

Balance at June 29, 2003                                                    $0.00          $4,044,136.18

Balance at June 29, 2003                                              $696,101.23         $10,494,179.48

                                                    POLAROID CORPORATION
                                             PROFESSIONAL FEE PAYMENT SUMMARY


       PROFESSIONAL VENDOR                           Nov, 2001    Dec, 2001    Jan, 2002   Feb, 2002  Mar, 2002   Apr, 2002

Skadden, Arps, Slate, Meagher & Flom (Illinois)                                                        $965,791
Kroll Zolfo Cooper, LLC                                                                     $340,166   $225,000    $304,000
KPMG LLP
Bingham Dana LLP
-------------------------------------
Dresdner Kleinwort Wasserstein, Inc.                                                                   $335,796
Miller, Buckfire, Lewis
-------------------------------------
Donlin, Recano & Company, Inc.                          $19,500                              $85,611    $25,000     $30,000
Akin, Gump, Strauss, Hauer & Feld, L.L.P.                                                                          $264,468
Young Conaway Stargatt & Taylor LLP
Houlihan Lokey Howard
  & Zukin Financial Advisors, Inc.                                                          $351,399               $130,000
Groom Law Group
McShane                                                                                                              $9,666
Greenberg Traurig LLP
Buck Consultants
Wind Down Associates, LLC
BTB Associates LLC
Traxi LLC - Perry M. Mandarino
Proskauer Rose LLP

                                                  ---------------------------------------------------------------------------
       TOTAL                                            $19,500           $0          $0    $777,176 $1,551,587    $738,134
                                                  ---------------------------------------------------------------------------

       ORDINARY COURSE PROFESSIONAL VENDOR

Arthur Andersen LLP                                                               $8,400
Foley Hoag & Eliot
Horal & Chvosta Law Offices
Merrill Communication
Pro-Legal Services
Goodwin Procter
Ikon Office Solutions
Kekst & Company Inc
JP Morgan
Kilkpatrick & Lockhart LLP
David Feldman & Associates
Davies Polk & Wardwell
Thommessen Krefting Greve LLP
Duplicating USC, Inc.
Hewitt Associates LLC
Coffman, De Fries & Northern
American Stock Transfer & Trust
FTI Consultants
Baker Botts, LLP
Reimer & Braunstein, LLP
Morrison & Forester, LLP
Baker & McKenzie
Morris, Nichols, Arsht & Tunnel
Fidelity Investments Institution
Prince, Lobel, Glovsky & Tye
KPMG LLP (Canada)
Barnes, Richardson & Colburn
Ernst & Young, LLP

                                                  ---------------------------------------------------------------------------
       TOTAL                                                 $0           $0      $8,400          $0         $0          $0
                                                  ---------------------------------------------------------------------------

                                                  ---------------------------------------------------------------------------
       TOTAL ALL PROFESSIONALS                          $19,500           $0      $8,400    $777,176 $1,551,587    $738,134
                                                  ===========================================================================


[Table continued]
                                                    POLAROID CORPORATION
                                             PROFESSIONAL FEE PAYMENT SUMMARY


       PROFESSIONAL VENDOR                            May, 2002  June, 2002  July, 2002 August, 2002   Sept, 2002  Oct, 2002

Skadden, Arps, Slate, Meagher & Flom (Illinois)                               $552,209    $1,049,686              $1,795,123
Kroll Zolfo Cooper, LLC                                $286,000     547,000   $256,834      $263,542       231683   $502,971
KPMG LLP                                               $320,269      14,953                  $86,663                $225,536
Bingham Dana LLP                                                                                                     $11,629
-------------------------------------
Dresdner Kleinwort Wasserstein, Inc.                                          $711,204
Miller, Buckfire, Lewis                                                                                             $481,767
-------------------------------------
Donlin, Recano & Company, Inc.                          $55,000      98,000                 $118,285        24558    $16,904
Akin, Gump, Strauss, Hauer & Feld, L.L.P.                           324,000   $214,532      $111,431       387916   $416,558
Young Conaway Stargatt & Taylor LLP                                                 $0                               $54,253
Houlihan Lokey Howard
  & Zukin Financial Advisors, Inc.                     $125,000     130,000   $378,601                              $233,343
Groom Law Group                                                     200,000                                 27510    $63,644
McShane                                                 $20,479                               $4,966         2989    $12,296
Greenberg Traurig LLP
Buck Consultants                                                                                            13884      41136
Wind Down Associates, LLC
BTB Associates LLC
Traxi LLC - Perry M. Mandarino
Proskauer Rose LLP

                                                  ----------------------------------------------------------------------------
       TOTAL                                           $806,748  $1,313,953 $2,113,380    $1,634,573     $688,540 $3,855,160
                                                  ----------------------------------------------------------------------------

       ORDINARY COURSE PROFESSIONAL VENDOR

Arthur Andersen LLP                                     $12,768
Foley Hoag & Eliot                                                                               440
Horal & Chvosta Law Offices                                                                     2125            0
Merrill Communication                                                                          11567                    1795
Pro-Legal Services                                                                              1625
Goodwin Procter                                                                                 9722                    5705
Ikon Office Solutions                                                                          15427
Kekst & Company Inc                                                                                         13683
JP Morgan                                                                                                       0
Kilkpatrick & Lockhart LLP                                                                                  10263      46672
David Feldman & Associates                                                                                  15550
Davies Polk & Wardwell                                                                                      43336      13258
Thommessen Krefting Greve LLP                                                                                2221
Duplicating USC, Inc.                                                                                        6732
Hewitt Associates LLC                                                                                           0       7213
Coffman, De Fries & Northern                                                                                    0       3290
American Stock Transfer & Trust                                                                                 0       3200
FTI Consultants
Baker Botts, LLP
Reimer & Braunstein, LLP
Morrison & Forester, LLP
Baker & McKenzie
Morris, Nichols, Arsht & Tunnel
Fidelity Investments Institution
Prince, Lobel, Glovsky & Tye
KPMG LLP (Canada)
Barnes, Richardson & Colburn
Ernst & Young, LLP

                                                  ----------------------------------------------------------------------------
       TOTAL                                            $12,768          $0         $0       $40,906      $91,785    $81,133
                                                  ----------------------------------------------------------------------------

                                                  ----------------------------------------------------------------------------
       TOTAL ALL PROFESSIONALS                         $819,516  $1,313,953 $2,113,380    $1,675,479     $780,325 $3,936,293
                                                  ============================================================================


[Table continued]
                                                    POLAROID CORPORATION
                                             PROFESSIONAL FEE PAYMENT SUMMARY


       PROFESSIONAL VENDOR                              Nov, 2002    Dec, 2002  Jan, 2003    Feb, 2003   Mar, 2003

Skadden, Arps, Slate, Meagher & Flom (Illinois)           $ 357,703     77647                     73614      59701
Kroll Zolfo Cooper, LLC                                   $ 192,769                  42840        32483      15842
KPMG LLP                                                                31800                                45378
Bingham Dana LLP
-------------------------------------
Dresdner Kleinwort Wasserstein, Inc.
Miller, Buckfire, Lewis
-------------------------------------
Donlin, Recano & Company, Inc.                             $ 44,587     17398        37738        14969      42554
Akin, Gump, Strauss, Hauer & Feld, L.L.P.                 $ 140,135    194866        39347        40288      75444
Young Conaway Stargatt & Taylor LLP
Houlihan Lokey Howard
  & Zukin Financial Advisors, Inc.                                     509600       120738
Groom Law Group                                                                     116652
McShane                                                                  8140         8880         2164
Greenberg Traurig LLP
Buck Consultants                                            $ 3,312      7314         2494
Wind Down Associates, LLC                                               29096        97202        24908      26569
BTB Associates LLC                                                                                            4080
Traxi LLC - Perry M. Mandarino
Proskauer Rose LLP

                                                  ------------------------------------------------------------------
       TOTAL                                               $738,506    875861       465892       188426     269567
                                                  ------------------------------------------------------------------

       ORDINARY COURSE PROFESSIONAL VENDOR

Arthur Andersen LLP
Foley Hoag & Eliot
Horal & Chvosta Law Offices
Merrill Communication
Pro-Legal Services                                                                                11584
Goodwin Procter                                                           606
Ikon Office Solutions
Kekst & Company Inc
JP Morgan                                                                1825        -1825
Kilkpatrick & Lockhart LLP                                 $ 16,407      7712                     16557      19707
David Feldman & Associates
Davies Polk & Wardwell                                                               26552        17635      17286
Thommessen Krefting Greve LLP
Duplicating USC, Inc.
Hewitt Associates LLC                                                    2094          788         3417
Coffman, De Fries & Northern
American Stock Transfer & Trust                                          6400                      3200
FTI Consultants                                                         14390
Baker Botts, LLP                                                          119                                  680
Reimer & Braunstein, LLP                                                 3064
Morrison & Forester, LLP                                                17012         1572                   11952
Baker & McKenzie                                                          666
Morris, Nichols, Arsht & Tunnel                                                                              13086
Fidelity Investments Institution                                                                             20800
Prince, Lobel, Glovsky & Tye                                                                                   362
KPMG LLP (Canada)                                                                                             9300
Barnes, Richardson & Colburn
Ernst & Young, LLP

                                                  ------------------------------------------------------------------
       TOTAL                                                $16,407     53888        27087        52393      93173
                                                  ------------------------------------------------------------------

                                                  ------------------------------------------------------------------
       TOTAL ALL PROFESSIONALS                             $754,913  $929,749       492979       240819     362740
                                                  ==================================================================



[Table continued]
                                                    POLAROID CORPORATION
                                             PROFESSIONAL FEE PAYMENT SUMMARY


       PROFESSIONAL VENDOR                              Apr, 2003   May,2003  June, 2003

Skadden, Arps, Slate, Meagher & Flom (Illinois)            278027     146666     205989
Kroll Zolfo Cooper, LLC                                      9412      46551
KPMG LLP
Bingham Dana LLP
-------------------------------------
Dresdner Kleinwort Wasserstein, Inc.
Miller, Buckfire, Lewis
-------------------------------------
Donlin, Recano & Company, Inc.                              68521      38996      33489
Akin, Gump, Strauss, Hauer & Feld, L.L.P.                   41585      61781      47778
Young Conaway Stargatt & Taylor LLP                         17531                  8476
Houlihan Lokey Howard
  & Zukin Financial Advisors, Inc.                                               201486
Groom Law Group                                                                   31850
McShane
Greenberg Traurig LLP
Buck Consultants
Wind Down Associates, LLC                                   27120      36288      35209
BTB Associates LLC                                           4081       3559       6353
Traxi LLC - Perry M. Mandarino                                        110214     140601
Proskauer Rose LLP                                                               221598

                                                  --------------------------------------
       TOTAL                                               446276     444056     932829
                                                  --------------------------------------

       ORDINARY COURSE PROFESSIONAL VENDOR

Arthur Andersen LLP
Foley Hoag & Eliot                                            720
Horal & Chvosta Law Offices
Merrill Communication
Pro-Legal Services
Goodwin Procter                                             12520
Ikon Office Solutions
Kekst & Company Inc
JP Morgan
Kilkpatrick & Lockhart LLP                                   3262       7056       5583
David Feldman & Associates
Davies Polk & Wardwell                                      48872       8108      14346
Thommessen Krefting Greve LLP
Duplicating USC, Inc.
Hewitt Associates LLC
Coffman, De Fries & Northern                                                       3782
American Stock Transfer & Trust
FTI Consultants                                              7556      19987      18786
Baker Botts, LLP
Reimer & Braunstein, LLP
Morrison & Forester, LLP                                                          34404
Baker & McKenzie
Morris, Nichols, Arsht & Tunnel                                         3003
Fidelity Investments Institution
Prince, Lobel, Glovsky & Tye
KPMG LLP (Canada)
Barnes, Richardson & Colburn                               141511
Ernst & Young, LLP                                         550000

                                                  --------------------------------------
       TOTAL                                               764441      38153      76901
                                                  --------------------------------------

                                                  --------------------------------------
       TOTAL ALL PROFESSIONALS                            1210718     482209    1009731
                                                  ======================================


Polaroid Corporation
Statement of Operations and Taxes
For the period 6/2/03 to 6/29/03
(in U.S.$'s)

Debtor Name:            Polaroid Corporation
Case No:                01-10864





Except for those taxes triggered by the sale transaction on July 31, 2002, for for which funds were either paid or provided for in a tax escrow account, no additional taxes were incurred or paid by Primary PDC, Inc. (formerly Polaroid Corporation) or the other Debtor companies in June 2003.

CONSOLIDATED POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of June 29, 2003
(in U.S. $'s)



ASSETS
------

TOTAL CASH                                               9,798,078

NET RECEIVABLES - THIRD PARTY                                    0
NET RECEIVABLES - INTERCOMPANY                                   -
NET INVENTORIES                                                  -
TOTAL PREPAID EXPENSES                                           -

TOTAL CURRENT ASSETS                                     9,798,079

NET FIXED ASSETS                                                 -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                       (0)
OTHER NONCURRENT ASSETS                                    462,226

TOTAL NON-CURRENT ASSETS                                   462,226

TOTAL ASSETS                                            10,260,305


LIABILITIES
-----------
POST-PETITION NOTES                                              -
POST-PETITION PAYABLES - THIRD PARTY                       954,395
POST-PETITION PAYABLES - INTERCOMPANY                            -
TOTAL POST-PETITION ACCRUALS                               695,478

TOTAL POST-PETITION CURRENT LIABILITIES                  1,649,873

TOTAL POST-PETITION NON-CURRENT LIABILITIES                      -

TOTAL PREPETITION  LIABILITIES                         860,978,847

TOTAL LIABILITIES                                      862,628,720

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                (852,368,415)

TOTAL LIABILITIES & EQUITY / (DEFICIT)                  10,260,305

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of June 29, 2003
(in U.S. $'s)

                                                  Polaroid          Polaroid Latin     Polaroid Asia
                                                 Corporation        America Corp.      Pacific Ltd.
ASSETS
------
TOTAL CASH                                              9,798,078                  -                 -

NET RECEIVABLES - THIRD PARTY                                   0                  -                 -
NET RECEIVABLES - INTERCOMPANY                                  -                  -                 -
NET INVENTORIES                                                 -                  -                 -
TOTAL PREPAID EXPENSES                                          -                  -                 -

                                            ------------------------------------------------------------
TOTAL CURRENT ASSETS                                    9,798,079                  -                 -
                                            ------------------------------------------------------------

NET FIXED ASSETS                                                -                  -                 -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES              78,611,939                  -                 -
OTHER NONCURRENT ASSETS                                   462,226                  -                 -

TOTAL NON-CURRENT ASSETS                               79,074,165                  -                 -

                                            ------------------------------------------------------------
TOTAL ASSETS                                           88,872,244                  -                 -
                                            ============================================================


LIABILITIES
POST-PETITION NOTES                                             -                  -                 -
POST-PETITION PAYABLES - THIRD PARTY                      954,395                  -                 -
POST-PETITION PAYABLES - INTERCOMPANY                           -                  -                 -
TOTAL POST-PETITION ACCRUALS                              695,478                  -                 -

                                            ------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                 1,649,873                  -                 -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                     -                  -                 -

TOTAL PREPETITION  LIABILITIES                        859,600,046            202,165            64,705

                                            ------------------------------------------------------------
TOTAL LIABILITIES                                     861,249,919            202,165            64,705

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)               (772,377,675)          (202,165)          (64,705)

                                            ------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                 88,872,244                  0                 -
                                            ============================================================


[Table continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of June 29, 2003
(in U.S. $'s)

                                                                    Polaroid       Polaroid Digital
                                              Inner City, Inc.    Eyewear, Inc.     Solutions, Inc.
ASSETS
------
TOTAL CASH                                                     -               -                     -

NET RECEIVABLES - THIRD PARTY                                  -               -                     -
NET RECEIVABLES - INTERCOMPANY                                 -               -                     -
NET INVENTORIES                                                -               -                     -
TOTAL PREPAID EXPENSES                                         -               -                     -

                                            -------------------------------------------------------------
TOTAL CURRENT ASSETS                                           -               -                     -
                                            -------------------------------------------------------------

NET FIXED ASSETS                                               -               -                     -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                      -               -                     -
OTHER NONCURRENT ASSETS                                        -               -                     -

TOTAL NON-CURRENT ASSETS                                       -               -                     -

                                            -------------------------------------------------------------
TOTAL ASSETS                                                   -               -                     -
                                            =============================================================


LIABILITIES
-----------
POST-PETITION NOTES                                            -               -                     -
POST-PETITION PAYABLES - THIRD PARTY                           -               -                     -
POST-PETITION PAYABLES - INTERCOMPANY                          -               -                     -
TOTAL POST-PETITION ACCRUALS                                   -               -                     -

                                            -------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                        -               -                     -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                    -               -                     -

TOTAL PREPETITION  LIABILITIES                            77,106               -                     -

                                            -------------------------------------------------------------
TOTAL LIABILITIES                                         77,106               -                     -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                   (77,106)              -                     -

                                            -------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                         -               -                     -
                                            =============================================================



[Table continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of June 29, 2003
(in U.S. $'s)

                                               Polaroid ID           Polaroid               Sub Debt
                                              Systems, Inc.       Malaysia, Ltd.         Partners Corp.
ASSETS
------
TOTAL CASH                                                   -                     -                      -

NET RECEIVABLES - THIRD PARTY                                -                     -                      -
NET RECEIVABLES - INTERCOMPANY                               -                     -                      -
NET INVENTORIES                                              -                     -                      -
TOTAL PREPAID EXPENSES                                       -                     -                      -

                                            ------------------------------------------------------------------
TOTAL CURRENT ASSETS                                         -                     -                      -
                                            ------------------------------------------------------------------

NET FIXED ASSETS                                             -                     -                      -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                    -                     -                      -
OTHER NONCURRENT ASSETS                                      -                     -                      -

TOTAL NON-CURRENT ASSETS                                     -                     -                      -

                                            ------------------------------------------------------------------
TOTAL ASSETS                                                 -                     -                      -
                                            ==================================================================


LIABILITIES
-----------
POST-PETITION NOTES                                          -                     -                      -
POST-PETITION PAYABLES - THIRD PARTY                         -                     -                      -
POST-PETITION PAYABLES - INTERCOMPANY                        -                     -                      -
TOTAL POST-PETITION ACCRUALS                                 -                     -                      -

                                            ------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                      -                     -                      -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                  -                     -                      -

TOTAL PREPETITION  LIABILITIES                         828,812               199,078                    673

                                            ------------------------------------------------------------------
TOTAL LIABILITIES                                      828,812               199,078                    673

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                (828,812)             (199,078)                  (673)

                                            ------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                       -                     -                      -
                                            ==================================================================



[Table continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of June 29, 2003
(in U.S. $'s)

                                                     PRD                PRD          Polaroid Memorial
                                              Investment, Inc.     Capital, Inc.         Drive LLC
ASSETS
------
TOTAL CASH                                                      -               -                       -

NET RECEIVABLES - THIRD PARTY                                   -               -                       -
NET RECEIVABLES - INTERCOMPANY                                  -               -                       -
NET INVENTORIES                                                 -               -                       -
TOTAL PREPAID EXPENSES                                          -               -                       -

                                            ---------------------------------------------------------------
TOTAL CURRENT ASSETS                                            -               -                       -
                                            ---------------------------------------------------------------

NET FIXED ASSETS                                                -               -                       -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                       -               -                       -
OTHER NONCURRENT ASSETS                                         -               -                       -

TOTAL NON-CURRENT ASSETS                                        -               -                       -

                                            ---------------------------------------------------------------
TOTAL ASSETS                                                    -               -                       -
                                            ===============================================================


LIABILITIES
-----------
POST-PETITION NOTES                                             -               -                       -
POST-PETITION PAYABLES - THIRD PARTY                            -               -                       -
POST-PETITION PAYABLES - INTERCOMPANY                           -               -                       -
TOTAL POST-PETITION ACCRUALS                                    -               -                       -

                                            ---------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                         -               -                       -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                     -               -                       -

TOTAL PREPETITION  LIABILITIES                                  -               -                       -

                                            ---------------------------------------------------------------
TOTAL LIABILITIES                                               -               -                       -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                          -               -                       -

                                            ---------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                          -               -                       -
                                            ===============================================================





[Table continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of June 29, 2003
(in U.S. $'s)
                                                                                    Polaroid Asia
                                                 Polaroid                              Pacific
                                              Partners, Inc.    Polint, Inc.     International, Inc.
ASSETS
------
TOTAL CASH                                                   -               -                       -

NET RECEIVABLES - THIRD PARTY                                -               -                       -
NET RECEIVABLES - INTERCOMPANY                               -               -                       -
NET INVENTORIES                                              -               -                       -
TOTAL PREPAID EXPENSES                                       -               -                       -

                                            ------------------------------------------------------------
TOTAL CURRENT ASSETS                                         -               -                       -
                                            ------------------------------------------------------------

NET FIXED ASSETS                                             -               -                       -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                    -               -                       -
OTHER NONCURRENT ASSETS                                      -               -                       -

TOTAL NON-CURRENT ASSETS                                     -               -                       -

                                            ------------------------------------------------------------
TOTAL ASSETS                                                 -               -                       -
                                            ============================================================


LIABILITIES
-----------
POST-PETITION NOTES                                          -               -                       -
POST-PETITION PAYABLES - THIRD PARTY                         -               -                       -
POST-PETITION PAYABLES - INTERCOMPANY                        -               -                       -
TOTAL POST-PETITION ACCRUALS                                 -               -                       -

                                            ------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                      -               -                       -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                  -               -                       -

TOTAL PREPETITION  LIABILITIES                               -               -                   6,034

                                            ------------------------------------------------------------
TOTAL LIABILITIES                                            -               -                   6,034

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                       -               -                  (6,034)

                                            ------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                       -               -                       -
                                            ============================================================



[Table continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of June 29, 2003
(in U.S. $'s)

                                                           International       Mag Media,
                                             PMC, Inc.     Polaroid Corp.       Limited
ASSETS
------
TOTAL CASH                                             -                  -                -

NET RECEIVABLES - THIRD PARTY                          -                  -                -
NET RECEIVABLES - INTERCOMPANY                         -                  -                -
NET INVENTORIES                                        -                  -                -
TOTAL PREPAID EXPENSES                                 -                  -                -

                                            ---------------------------------------------------
TOTAL CURRENT ASSETS                                   -                  -                -
                                            ---------------------------------------------------

NET FIXED ASSETS                                       -                  -                -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES              -                  -                -
OTHER NONCURRENT ASSETS                                -                  -                -

TOTAL NON-CURRENT ASSETS                               -                  -                -

                                            ---------------------------------------------------
TOTAL ASSETS                                           -                  -                -
                                            ===================================================


LIABILITIES
-----------
POST-PETITION NOTES                                    -                  -                -
POST-PETITION PAYABLES - THIRD PARTY                   -                  -                -
POST-PETITION PAYABLES - INTERCOMPANY                  -                  -                -
TOTAL POST-PETITION ACCRUALS                           -                  -                -

                                            ---------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                -                  -                -

TOTAL POST-PETITION NON-CURRENT LIABILITIES            -                  -                -

TOTAL PREPETITION  LIABILITIES                       228                  -                -

                                            ---------------------------------------------------
TOTAL LIABILITIES                                    228                  -                -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)              (228)                 -                -

                                            ---------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                 -                  -                -
                                            ===================================================



[Table continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of June 29, 2003
(in U.S. $'s)
                                                                                          Polaroid
                                               Polaroid Eyewear      Polaroid Dry          Online
                                                 Far East Inc.        Imaging LLC      Services, Inc.
ASSETS
------
TOTAL CASH                                                       -                 -                   -

NET RECEIVABLES - THIRD PARTY                                    -                 -                   -
NET RECEIVABLES - INTERCOMPANY                                   -                 -                   -
NET INVENTORIES                                                  -                 -                   -
TOTAL PREPAID EXPENSES                                           -                 -                   -

                                            -----------------------------------------------------------------
TOTAL CURRENT ASSETS                                             -                 -                   -
                                            -----------------------------------------------------------------

NET FIXED ASSETS                                                 -                 -                   -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                        -                 -                   -
OTHER NONCURRENT ASSETS                                          -                 -                   -

TOTAL NON-CURRENT ASSETS                                         -                 -                   -

                                            -----------------------------------------------------------------
TOTAL ASSETS                                                     -                 -                   -
                                            =================================================================


LIABILITIES
-----------
POST-PETITION NOTES                                              -                 -                   -
POST-PETITION PAYABLES - THIRD PARTY                             -                 -                   -
POST-PETITION PAYABLES - INTERCOMPANY                            -                 -                   -
TOTAL POST-PETITION ACCRUALS                                     -                 -                   -

                                            -----------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                          -                 -                   -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                      -                 -                   -

TOTAL PREPETITION  LIABILITIES                                   -                 -                   -

                                            -----------------------------------------------------------------
TOTAL LIABILITIES                                                -                 -                   -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                           -                 -                   -

                                            -----------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                           -                 -                   -
                                            =================================================================



[Table continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of June 29, 2003
(in U.S. $'s)


                                                 Subtotal          US Adjustments        Eliminations       Total
ASSETS
------
TOTAL CASH                                            9,798,078                     -                  -           9,798,078

NET RECEIVABLES - THIRD PARTY                                 0                     -                  -                   0
NET RECEIVABLES - INTERCOMPANY                                -                     -                  -                   -
NET INVENTORIES                                               -                     -                  -                   -
TOTAL PREPAID EXPENSES                                        -                     -                  -                   -

                                            ---------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                  9,798,079                     -                  -           9,798,079
                                            ---------------------------------------------------------------------------------

NET FIXED ASSETS                                              -                     -                  -                   -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES            78,611,939           (78,461,939)          (150,000)                 (0)
OTHER NONCURRENT ASSETS                                 462,226                     -                  -             462,226

TOTAL NON-CURRENT ASSETS                             79,074,165           (78,461,939)          (150,000)            462,226

                                            ---------------------------------------------------------------------------------
TOTAL ASSETS                                         88,872,244           (78,461,939)          (150,000)         10,260,305
                                            =================================================================================


LIABILITIES
-----------
POST-PETITION NOTES                                           -                     -                  -                   -
POST-PETITION PAYABLES - THIRD PARTY                    954,395                     -                  -             954,395
POST-PETITION PAYABLES - INTERCOMPANY                         -                     -                  -                   -
TOTAL POST-PETITION ACCRUALS                            695,478                     -                  -             695,478

                                            ---------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES               1,649,873                     -                  -           1,649,873

TOTAL POST-PETITION NON-CURRENT LIABILITIES                   -                     -                  -                   -

TOTAL PREPETITION  LIABILITIES                      860,978,847                     -                  -         860,978,847

                                            ---------------------------------------------------------------------------------
TOTAL LIABILITIES                                   862,628,720                     -                  -         862,628,720

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)             (773,756,476)          (78,461,939)          (150,000)       (852,368,415)

                                            ---------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)               88,872,244           (78,461,939)          (150,000)         10,260,305
                                            =================================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of June 29, 2003
(in U.S. $'s)

                                                           Polaroid          Polaroid Latin       Polaroid Asia
                                                          Corporation        America Corp.        Pacific Ltd.

                                                      --------------------------------------------------------------

CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                                17,858,030                    -                   -
     Non-Interest Overdrafts                                            -                    -                   -
     Current Long-Term Debt                                   573,900,990                    -                   -
                                                      --------------------------------------------------------------
PRE-PETITION NOTES                                            591,759,019                    -                   -

Pre-Petition Payables
     Trade Accounts Payable                                    58,663,695              162,520                   -
     Interco Payables-US to Foreign                                     -                    -                   -
     Interco Payables-Foreign to US                                     -                    -                   -
     Interco Payables-Domestic Subs                                     -                    -                   -
     Interco Payables-Foreign Subs                                      -                    -                   -
                                                      --------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                    58,663,695              162,520                   -

Pre-Petition Accruals:
     Reserve Restructuring                                     11,452,323                    -                   -
     Accrued Payroll & Related Expenses                         8,692,842                    -              64,705
     Accrued Tax & Gov't Accounts                                       -                    -                   -
     Accrued Income Taxes                                         (17,456)                   -                   -
     Deferred Income Tax - Current                                      -                    -                   -
     Accrued Warranty                                                   -                    -                   -
     Other Accrued Liabilities                                 48,992,819               31,007                   -
     Post-Retirement Medical                                            -                    -                   -
     Post-Employment Benefits                                           -                    -                   -
     Other Accrued Taxes                                       11,984,603                    -                   -
                                                      --------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                    81,105,132               31,007              64,705

                                                      --------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                        731,527,846              193,527              64,705
                                                      --------------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                            -                    -                   -
     Post-Employment Benefits                                  31,510,165                    -                   -
     Long-Term Debt                                                     -                    -                   -
     Deferred Taxes                                             1,891,782                8,639                   -
     Other                                                     94,670,253                    -                   -
                                                      --------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                    128,072,199                8,639                   -

                                                      --------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                859,600,046              202,165              64,705
                                                      ==============================================================



[Table continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of June 29, 2003
(in U.S. $'s)

                                                                                   Polaroid           Polaroid Digital
                                                          Inner City, Inc.       Eyewear, Inc.        Solutions, Inc.

                                                      ------------------------------------------------------------------------

CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                                             -                   -                        -
     Non-Interest Overdrafts                                                -                   -                        -
     Current Long-Term Debt                                                 -                   -                        -
                                                      ------------------------------------------------------------------------
PRE-PETITION NOTES                                                          -                   -                        -

Pre-Petition Payables
     Trade Accounts Payable                                            77,106                   -                        -
     Interco Payables-US to Foreign                                         -                   -                        -
     Interco Payables-Foreign to US                                         -                   -                        -
     Interco Payables-Domestic Subs                                         -                   -                        -
     Interco Payables-Foreign Subs                                          -                   -                        -
                                                      ------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                            77,106                   -                        -

Pre-Petition Accruals:
     Reserve Restructuring                                                  -                   -                        -
     Accrued Payroll & Related Expenses                                     -                   -                        -
     Accrued Tax & Gov't Accounts                                           -                   -                        -
     Accrued Income Taxes                                                   -                   -                        -
     Deferred Income Tax - Current                                          -                   -                        -
     Accrued Warranty                                                       -                   -                        -
     Other Accrued Liabilities                                              -                   -                        -
     Post-Retirement Medical                                                -                   -                        -
     Post-Employment Benefits                                               -                   -                        -
     Other Accrued Taxes                                                    -                   -                        -
                                                      ------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                                 -                   -                        -

                                                      ------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                                 77,106                   -                        -
                                                      ------------------------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                                -                   -                        -
     Post-Employment Benefits                                               -                   -                        -
     Long-Term Debt                                                         -                   -                        -
     Deferred Taxes                                                         -                   -                        -
     Other                                                                  -                   -                        -
                                                      ------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                                  -                   -                        -

                                                      ------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                         77,106                   -                        -
                                                      ========================================================================



[Table continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of June 29, 2003
(in U.S. $'s)

                                                           Polaroid ID            Polaroid              Sub Debt
                                                          Systems, Inc.        Malaysia, Ltd.        Partners Corp.

                                                      ---------------------------------------------------------------------

CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                                           -                     -                    -
     Non-Interest Overdrafts                                              -                     -                    -
     Current Long-Term Debt                                               -                     -                    -
                                                      ---------------------------------------------------------------------
PRE-PETITION NOTES                                                        -                     -                    -

Pre-Petition Payables
     Trade Accounts Payable                                         614,635                     -                    -
     Interco Payables-US to Foreign                                       -                     -                    -
     Interco Payables-Foreign to US                                       -                     -                    -
     Interco Payables-Domestic Subs                                       -                     -                    -
     Interco Payables-Foreign Subs                                        -                     -                    -
                                                      ---------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                         614,635                     -                    -

Pre-Petition Accruals:
     Reserve Restructuring                                                -                     -                    -
     Accrued Payroll & Related Expenses                                   -                     -                    -
     Accrued Tax & Gov't Accounts                                         -                     -                    -
     Accrued Income Taxes                                           214,177               199,078                    -
     Deferred Income Tax - Current                                        -                     -                    -
     Accrued Warranty                                                     -                     -                    -
     Other Accrued Liabilities                                            -                     -                  673
     Post-Retirement Medical                                              -                     -                    -
     Post-Employment Benefits                                             -                     -                    -
     Other Accrued Taxes                                                  -                     -                    -
                                                      ---------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                         214,177               199,078                  673

                                                      ---------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                              828,812               199,078                  673
                                                      ---------------------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                              -                     -                    -
     Post-Employment Benefits                                             -                     -                    -
     Long-Term Debt                                                       -                     -                    -
     Deferred Taxes                                                       -                     -                    -
     Other                                                                -                     -                    -
                                                      ---------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                                -                     -                    -

                                                      ---------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                      828,812               199,078                  673
                                                      =====================================================================



[Table continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of June 29, 2003
(in U.S. $'s)

                                                                  PRD                   PRD             Polaroid Memorial
                                                           Investment, Inc.        Capital, Inc.            Drive LLC

                                                      ---------------------------------------------------------------------------

CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                                                -                 -                           -
     Non-Interest Overdrafts                                                   -                 -                           -
     Current Long-Term Debt                                                    -                 -                           -
                                                      ---------------------------------------------------------------------------
PRE-PETITION NOTES                                                             -                 -                           -

Pre-Petition Payables
     Trade Accounts Payable                                                    -                 -                           -
     Interco Payables-US to Foreign                                            -                 -                           -
     Interco Payables-Foreign to US                                            -                 -                           -
     Interco Payables-Domestic Subs                                            -                 -                           -
     Interco Payables-Foreign Subs                                             -                 -                           -
                                                      ---------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                                    -                 -                           -

Pre-Petition Accruals:
     Reserve Restructuring                                                     -                 -                           -
     Accrued Payroll & Related Expenses                                        -                 -                           -
     Accrued Tax & Gov't Accounts                                              -                 -                           -
     Accrued Income Taxes                                                      -                 -                           -
     Deferred Income Tax - Current                                             -                 -                           -
     Accrued Warranty                                                          -                 -                           -
     Other Accrued Liabilities                                                 -                 -                           -
     Post-Retirement Medical                                                   -                 -                           -
     Post-Employment Benefits                                                  -                 -                           -
     Other Accrued Taxes                                                       -                 -                           -
                                                      ---------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                                    -                 -                           -

                                                      ---------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                                         -                 -                           -
                                                      ---------------------------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                                   -                 -                           -
     Post-Employment Benefits                                                  -                 -                           -
     Long-Term Debt                                                            -                 -                           -
     Deferred Taxes                                                            -                 -                           -
     Other                                                                     -                 -                           -
                                                      ---------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                                     -                 -                           -

                                                      ---------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                 -                 -                           -
                                                      ===========================================================================



[Table continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of June 29, 2003
(in U.S. $'s)
                                                                                                  Polaroid Asia
                                                            Polaroid                                 Pacific
                                                         Partners, Inc.      Polint, Inc.      International, Inc.

                                                      ------------------------------------------------------------------

CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                                          -                 -                        -
     Non-Interest Overdrafts                                             -                 -                        -
     Current Long-Term Debt                                              -                 -                        -
                                                      ------------------------------------------------------------------
PRE-PETITION NOTES                                                       -                 -                        -

Pre-Petition Payables
     Trade Accounts Payable                                              -                 -                        -
     Interco Payables-US to Foreign                                      -                 -                        -
     Interco Payables-Foreign to US                                      -                 -                        -
     Interco Payables-Domestic Subs                                      -                 -                        -
     Interco Payables-Foreign Subs                                       -                 -                        -
                                                      ------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                              -                 -                        -

Pre-Petition Accruals:
     Reserve Restructuring                                               -                 -                        -
     Accrued Payroll & Related Expenses                                  -                 -                    6,034
     Accrued Tax & Gov't Accounts                                        -                 -                        -
     Accrued Income Taxes                                                -                 -                        -
     Deferred Income Tax - Current                                       -                 -                        -
     Accrued Warranty                                                    -                 -                        -
     Other Accrued Liabilities                                           -                 -                        -
     Post-Retirement Medical                                             -                 -                        -
     Post-Employment Benefits                                            -                 -                        -
     Other Accrued Taxes                                                 -                 -                        -
                                                      ------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                              -                 -                    6,034

                                                      ------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                                   -                 -                    6,034
                                                      ------------------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                             -                 -                        -
     Post-Employment Benefits                                            -                 -                        -
     Long-Term Debt                                                      -                 -                        -
     Deferred Taxes                                                      -                 -                        -
     Other                                                               -                 -                        -
                                                      ------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                               -                 -                        -

                                                      ------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                           -                 -                    6,034
                                                      ==================================================================



[Table continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of June 29, 2003
(in U.S. $'s)

                                                                       International      Mag Media,
                                                         PMC, Inc.     Polaroid Corp.       Limited

                                                      -------------------------------------------------------

CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                                     -                -                 -
     Non-Interest Overdrafts                                        -                -                 -
     Current Long-Term Debt                                         -                -                 -
                                                      -------------------------------------------------------
PRE-PETITION NOTES                                                  -                -                 -

Pre-Petition Payables
     Trade Accounts Payable                                         -                -                 -
     Interco Payables-US to Foreign                                 -                -                 -
     Interco Payables-Foreign to US                                 -                -                 -
     Interco Payables-Domestic Subs                                 -                -                 -
     Interco Payables-Foreign Subs                                  -                -                 -
                                                      -------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                         -                -                 -

Pre-Petition Accruals:
     Reserve Restructuring                                          -                -                 -
     Accrued Payroll & Related Expenses                             -                -                 -
     Accrued Tax & Gov't Accounts                                   -                -                 -
     Accrued Income Taxes                                         228                -                 -
     Deferred Income Tax - Current                                  -                -                 -
     Accrued Warranty                                               -                -                 -
     Other Accrued Liabilities                                      -                -                 -
     Post-Retirement Medical                                        -                -                 -
     Post-Employment Benefits                                       -                -                 -
     Other Accrued Taxes                                            -                -                 -
                                                      -------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                       228                -                 -

                                                      -------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                            228                -                 -
                                                      -------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                        -                -                 -
     Post-Employment Benefits                                       -                -                 -
     Long-Term Debt                                                 -                -                 -
     Deferred Taxes                                                 -                -                 -
     Other                                                          -                -                 -
                                                      -------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                          -                -                 -

                                                      -------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                    228                -                 -
                                                      =======================================================



[Table continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of June 29, 2003
(in U.S. $'s)
                                                                                                           Polaroid
                                                           Polaroid Eyewear         Polaroid Dry            Online
                                                             Far East Inc.           Imaging LLC        Services, Inc.

                                                      -------------------------------------------------------------------------

CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                                                -                   -                    -
     Non-Interest Overdrafts                                                   -                   -                    -
     Current Long-Term Debt                                                    -                   -                    -
                                                      -------------------------------------------------------------------------
PRE-PETITION NOTES                                                             -                   -                    -

Pre-Petition Payables
     Trade Accounts Payable                                                    -                   -                    -
     Interco Payables-US to Foreign                                            -                   -                    -
     Interco Payables-Foreign to US                                            -                   -                    -
     Interco Payables-Domestic Subs                                            -                   -                    -
     Interco Payables-Foreign Subs                                             -                   -                    -
                                                      -------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                                    -                   -                    -

Pre-Petition Accruals:
     Reserve Restructuring                                                     -                   -                    -
     Accrued Payroll & Related Expenses                                        -                   -                    -
     Accrued Tax & Gov't Accounts                                              -                   -                    -
     Accrued Income Taxes                                                      -                   -                    -
     Deferred Income Tax - Current                                             -                   -                    -
     Accrued Warranty                                                          -                   -                    -
     Other Accrued Liabilities                                                 -                   -                    -
     Post-Retirement Medical                                                   -                   -                    -
     Post-Employment Benefits                                                  -                   -                    -
     Other Accrued Taxes                                                       -                   -                    -
                                                      -------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                                    -                   -                    -

                                                      -------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                                         -                   -                    -
                                                      -------------------------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                                   -                   -                    -
     Post-Employment Benefits                                                  -                   -                    -
     Long-Term Debt                                                            -                   -                    -
     Deferred Taxes                                                            -                   -                    -
     Other                                                                     -                   -                    -
                                                      -------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                                     -                   -                    -

                                                      -------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                 -                   -                    -
                                                      =========================================================================



[Table continued]

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of June 29, 2003
(in U.S. $'s)


                                                   Subtotal           US Adjustments         Eliminations           Total

                                                  -------------------------------------------------------------------------------

CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                        17,858,030                       -                  -          17,858,030
     Non-Interest Overdrafts                                    -                       -                  -                   -
     Current Long-Term Debt                           573,900,990                       -                  -         573,900,990
                                                  -------------------------------------------------------------------------------
PRE-PETITION NOTES                                    591,759,019                       -                  -         591,759,019

Pre-Petition Payables
     Trade Accounts Payable                            59,517,956                       -                  -          59,517,956
     Interco Payables-US to Foreign                             -                       -                  -                   -
     Interco Payables-Foreign to US                             -                       -                  -                   -
     Interco Payables-Domestic Subs                             -                       -                  -                   -
     Interco Payables-Foreign Subs                              -                       -                  -                   -
                                                  -------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                            59,517,956                       -                  -          59,517,956

Pre-Petition Accruals:
     Reserve Restructuring                             11,452,323                       -                  -          11,452,323
     Accrued Payroll & Related Expenses                 8,763,581                       -                  -           8,763,581
     Accrued Tax & Gov't Accounts                               -                       -                  -                   -
     Accrued Income Taxes                                 396,027                       -                  -             396,027
     Deferred Income Tax - Current                              -                       -                  -                   -
     Accrued Warranty                                           -                       -                  -                   -
     Other Accrued Liabilities                         49,024,499                       -                  -          49,024,499
     Post-Retirement Medical                                    -                       -                  -                   -
     Post-Employment Benefits                                   -                       -                  -                   -
     Other Accrued Taxes                               11,984,603                       -                  -          11,984,603
                                                  -------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                            81,621,033                       -                  -          81,621,033

                                                  -------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                732,898,009                       -                  -         732,898,009
                                                  -------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                    -                       -                  -                   -
     Post-Employment Benefits                          31,510,165                       -                  -          31,510,165
     Long-Term Debt                                             -                       -                  -                   -
     Deferred Taxes                                     1,900,421                       -                  -           1,900,421
     Other                                             94,670,253                       -                  -          94,670,253
                                                  -------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES            128,080,838                       -                  -         128,080,838

                                                  -------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                        860,978,847                       -                  -         860,978,847
                                                  ===============================================================================


[The Bank of New York Letterhead]                                                                    Business Banking Statement

                                                                       Period:          05/31/03 to 06/30/03
                                                                       Page:            1 of 4
                                                                       Enclosures:      36
                                                                                                                           5174
                                                                                                                         --9--K

                                            PRIMARY PDC, INC
                                            1265 MAIN ST
                                            WALTHAM, MA  02451-1743

Summary                                                                                                      Credit
of Accounts          Account Type            Account No.                    Assets          Loans           Available

                     Checking Account        690-3534891                  155,000.00
                     Mutual Fund             76001691637                6,295,043.30
                     ------------------------------------------------------------------------------------------------
                     TOTAL                                              6,450,043.30          .00             .00
                     ------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Mutual Fund          MUTUAL FUNDS
Information          o   are NOT insured by the FDIC
                     o   are NOT deposits or other obligations of The Bank of
                         New York and are NOT guaranteed by The Bank of New
                         York; and
                     o   are subject to investment risks, including possible
                         loss of principal amount invested.

Check                Activity                                                                   Account No. 690-3534891
Invest
                     Date    Description                                      Debits            Credits            Balance
                     ------------------------------------------------------------------------------------------------------
                     05/31   OPENING BALANCE                                                                     155,696.33
                     ------------------------------------------------------------------------------------------------------
                     06/02   CHECKINVEST TRANSFER                               696.33-                          155,000.00
                     06/03   2 CHECKS                                        10,681.25-                          144,318.75
                     06/03   CHECKINVEST TRANSFER                                                10,681.25       155,000.00
                     06/04   5 CHECKS                                       256,683.01-                          101,683.01-
                     06/04   CHECKINVEST TRANSFER                                               256,683.01       155,000.00
                     06/06   1 CHECK                                          7,055.88-                          147,944.12
                     06/06   CHECKINVEST TRANSFER                                                 7,055.88       155,000.00
                     06/09   1 CHECK                                          1,982.00-                          153,018.00
                     06/09   CHECKINVEST TRANSFER                                                 1,982.00       155,000.00
                     06/11   1 CHECK                                          3,558.80-                          151,441.20
                     06/11   CHECKINVEST TRANSFER                                                 3,558.80       155,000.00
                     06/12   8 CHECKS                                         2,574.99-                          152,425.01
                     06/12   CHECKINVEST TRANSFER                                                 2,574.99       155,000.00
                     06/13   2 CHECKS                                        25,594.86-                          129,405.14
                     06/13   CHECKINVEST TRANSFER                                                25,594.86       155,000.00
                     06/16   3 CHECKS                                        23,550.83-                          131,449.17
                     06/16   CHECKINVEST TRANSFER                                                23,550.83       155,000.00
                     06/17   3 CHECKS                                       126,322.86-                           28,677.14
                     06/17   CHECKINVEST TRANSFER                                               126,322.86       155,000.00
                     06/18   1 CHECK                                         35,208.96-                          119,791.04
                     06/18   CHECKINVEST TRANSFER                                                35,208.96       155,000.00




[JPMorganChase Letterhead]                                                    May 31, 2003 - June 30, 2003

                                                                              Page 1 of 1

                                                         507 000 TS           Business Statement

      POLAROID-OEP IMAGING CORPORATION                                        Customer Service
      ATTN: KEVIN R. POND                                                     If there are any questions regarding
      PRIMARY PDC INC.                                                        your account, please call your
      1265 MAIN STREET                                                        Relationship Manager.
      WALTHAM MA 02451

                                                                              Primary Account Number      507-895053
                                                                              Number of Checks Enclosed:  0

      Money Market Account      507-895053                                          POLAROID-OEP IMAGING CORPORATION

---------------------------------------------------------------------------------------------------------------------------
Summary                                                                Number                 Amount
                 Opening Balance                                                             $4,041,735.68
                 ..........................................................................................................
                 Deposits and Credits                                     1                      $2,400.68
                 ..........................................................................................................
                 Withdrawals and Debits                                                              $0.00
                 ..........................................................................................................
                 Checks Paid                                                                         $0.00
---------------------------------------------------------------------------------------------------------------------------
                 Ending Balance                                                              $4,044,136.18

                 ----------------------------------------------------------------------------------------------------------
                 Average Balance                             $4,041,735.83
                 ..........................................................................................................
                 Interest Paid for 30 Day(s)                     $2,400.68      Interest Credited Year to Date       $14,975.18

                 Interest Rate(s):                  06/23 to 06/23 at 0.71%
                                                    06/24 to 06/24 at 0.65%
                                                    06/25 to 06/25 at 0.68%
                                                    06/26 to 06/28 at 0.60%
                                                    06/27 to 06/29 at 0.58%
                                                    06/30 to 06/30 at 0.95%

Deposits and     Date    Description                                                                                   Amount
Credits
                 ................................................................................................................
                 06/30   Interest Paid                                                                                 $2,400.68
                 ----------------------------------------------------------------------------------------------------------------
                 Total                                                                                                 $2,400.68
---------------------------------------------------------------------------------------------------------------------------------

Daily Balance

                 ............................            .........................             ................................
                 Date                 Balance            Date              Balance             Date                     Balance
                 ............................            .........................             ................................
                 06/30          $4,044,136.18


                                   Exhibit B

                   Monthly Operating Reports Service Parties

Kevin Pond                                William H. Sudell, Jr., Esq.
Polaroid Corporation                      Morris Nichols, Arsht & Tunnell
f/k/a Primary PDC, Inc.                   1201 North Market Street
1265 Main Street                          Wilmington, DE 19899
Waltham, MA 02451                         By Hand-Delivery
By Overnight Courier
                                          Patricia Schrage, Esq.
Mark Kenney, Esq.                         Securities & Exchange
Office of the U.S. Trustee                Commission
844 King Street                           New York Office
Wilmington, DE  19899                     Branch/Reorganization
By Hand-Delivery                          233 Broadway
                                          New York, NY  10279
Brendan Linehan Shannon, Esq.             By Overnight Courier
Young Conaway Stargatt & Taylor LLP
The Brandywine Building, 17th             Perry M. Mandarino
Floor                                     Partner
1000 West Street                          Traxi LLC
P.O. Box 391                              212 West 35th Street
Wilmington, DE 19899                      New York, New York 10001
By Hand-Delivery                          By Overnight Courier

Fred Hodara, Esq.                         Laura Davis Jones, Esq.
Philip Dublin, Esq.                       Rachel Lowy Werkheiser, Esq.
Akin, Gump, Strauss, Hauer                Pachulski Stang Ziehl Young
  & Feld, L.L.P.                          Jones & Weintraub P.C.
590 Madison Avenue                        919 N. Market Street, 16th Floor
New York, NY 10022                        P.O. Box 8705 (19899)
By Overnight Courier                      Wilmington, DE 19801
                                          By Hand-Delivery
Marshall Huebner, Esq.
Davis, Polk & Wardwell                    Marc A. Beilinson, Esq.
450 Lexington Avenue                      Ellen M. Bender, Esq.
New York, NY 10017                        Pachulski Stang Ziehl Young
By Overnight Courier                      Jones & Weintraub P.C.
                                          10100 Santa Monica Blvd., Suite
Robert Scheibe, Esq.                      1100
Morgan, Lewis & Bockius LLP               Los Angeles, CA 90067
101 Park Avenue                           By Overnight Courier
New York, NY 10178
By Overnight Courier                      Michael E. Foreman, Esq.
                                          James D. Meade, Esq.
Adam Harris, Esquire                      Proskauer Rose LLP
O'Melveny & Myers LLP                     1585 Broadway
30 Rockefeller Plaza                      New York, NY 10036-8299
New York, New York 10112-0002             By Overnight Courier
By Overnight Courier